MONTHLY SERIES 1995-1 CERTIFICATEHOLDERS' STATEMENT

                       THE FIRST NATIONAL BANK OF ATLANTA
               ---------------------------------------------------

                        WACHOVIA CREDIT CARD MASTER TRUST
               ---------------------------------------------------


          Listed below is the information which is required to be prepared with respect to the distribution date of December 15, 1998 and with respect to the performance of the Trust during the related Monthly period.

          Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.
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D.        Information Regarding the Current Monthly Distribution (Stated on the
          Basis of $1,000 Original Certificate Principal Amount)

          1.     The amount of the current monthly distribution in respect of Class A
                 Monthly Principal                                                                                       $0.00

          2.     The amount of the currently monthly distribution in respect of
                 Class B Monthly Principal                                                                               $0.00

          3.     The amount of the currently monthly distribution in respect of Collateral
                 Monthly Principal                                                                                       $0.00

          4.     The amount of the currently monthly distribution in respect of
                 Class A Monthly Interest                                                                                $4.39

          5.     The amount of the currently monthly distribution in respect of
                 Class A Deficiency Amounts                                                                              $0.00

          6.     The amount of the currently monthly distribution in respect of
                 Class A Additional Interest                                                                             $0.00
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                         Certificateholders' statement

          7.     The amount of the currently monthly distribution in respect of Class B                                  $4.47
                 Monthly Interest

          8.     The amount of the currently monthly distribution in respect of
                 Class B Deficiency Amounts                                                                              $0.00

          9.     The amount of the currently monthly distribution in respect of
                 Class B Additional Interest                                                                             $0.00

          10.    The amount of the currently monthly distribution in respect of
                 Collateral Monthly Interest                                                                             $4.45

          11.    The amount of the currently monthly distribution in respect of
                 any accrued and unpaid Collateral Monthly Interest                                                      $0.00


E.        Information Regarding the Performance of the Trust
          ----------------------------------------------------

          1.     Collection of Principal Receivables
                 -----------------------------------

                 (a)    The aggregate amount of Collections of Principal
                        Receivables processed during the related Monthly Period
                        which were allocated in respect of the Class A Certificates                             $43,566,202.63

                 (b)    The aggregate amount of Collections of Principal Receivables processed during the related Monthly Period which were
                        allocated in respect of the Class B Certificates                                         $2,562,717.80

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                         Certificateholders' statement


                 (c)    The aggregate amount of Collections of Principal Receivables processed during the related Monthly Period which are
                        allocated in respect of the Collateral Interest                                          $2,684,751.98

          2.     Principal Receivables in the Trust
                 -----------------------------------

                 (a)    The aggregate amount of Principal Receivables in the
                        Trust as of the end of the day on the last day of the
                        related Monthly Period                                                               $1,667,512,246.20

                 (b)    The amount of Principal Receivables in the Trust
                        represented by the Investor Interest of Series 1995-1 as
                        of the end of the day on the last day of the related
                        Monthly Period                                                                         $500,000,000.00

                 (c)    The amount of Principal Receivables in the Trust
                        represented by the Series 1995-1 Adjusted Investor
                        Interest as of the end of the day on the last day of
                        the related Monthly Period                                                             $500,000,000.00

                 (d)    The amount of Principal Receivables in the Trust
                        represented by the Class A Investor Interest as of the
                        end of the day on the last day of the related Monthly Period                           $446,250,000.00

                 (e)    The amount of Principal Receivables in the Trust
                        represented by the Class A Adjusted Investor Interest as
                        of the end of day on the last day of the related Monthly Period                        $446,250,000.00

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                         Certificateholders' statement

                 (f)    The amount of Principal Receivables in the Trust
                        represented by the Class B Investor Interest as of the
                        end of the day on the last day of the related
                        Monthly Period                                                                          $26,250,000.00

                 (g)    The amount of Principal Receivables in the Trust
                        represented by the Collateral Interest as of the end of
                        the date on the last day of the related Monthly Period                                  $27,500,000.00

                 (h)    The Floating Investor Percentage with respect to the
                        related Monthly Period                                                                         29.9483%

                 (i)    The Class A Floating Allocation with respect to the
                        related Monthly Period                                                                         89.2500%

                 (j)    The class B Floating Allocation with respect to the
                        related Monthly Period                                                                          5.2500%

                 (k)    The Collateral Floating Allocation with respect to the
                        related Monthly Period                                                                          5.5000%

                 (l)    The Fixed Investor Percentage with respect to the
                        related Monthly Period                                                                         29.9483%

                 (m)    The Class A Fixed Allocation with respect to the related
                        Monthly Period                                                                                 89.2500%

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                         Certificateholders' statement
                 (n)    The Class B Fixed Allocation with respect to the related
                        Monthly Period                                                                                  5.2500%


                 (o)    The Collateral Fixed Allocation with respect to the
                        related Monthly Period                                                                          5.5000%

          3.     Delinquent Balances
                 ---------------------

                 The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                                          Aggregate                                Percentage
                                                                           Account                                  of Total
                                                                           Balance                                 Receivables
                                                                           --------                                ------------

                 (a)    30 - 59 days:                                  $20,935,551.31                                  1.2404%
                                                                       ---------------
                 (b)    60 - 89 days:                                  $10,574,424.27                                  0.6265%
                                                                       ---------------
                 (c)    90 - or more days:                             $12,721,540.47                                  0.7537%
                                                                       ---------------
                                                   Total:              $44,231,516.05                                  2.6206%
                                                                       ---------------

          4.     Investor Default Amount
                 -----------------------

                 (a)    The Aggregate Investor Default Amount for the related
                        Monthly Period                                                                           $2,018,941.85

                 (b)    The Class A Investor Default Amount for the related
                        Monthly Period                                                                           $1,801,905.60

                 (c)    The Class B Investor Default Amount for the related
                        Monthly Period                                                                             $105,994.45

                 (d)    The Collateral Default Amount for the related Monthly
                        Period                                                                                     $111,041.80

          5.     Investor Charge Offs
                 --------------------

                 (a)    The aggregate amount of Class A Investor Charge-Offs
                        for the related Monthly Period                                                                   $0.00

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                         Certificateholders' statement

                 (b)    The aggregate amount of Class A Investor Charge-Offs set
                        forth in 5 (a) above per $1,000 of original Certificate
                        principal amount                                                                                 $0.00


                 (c)    The aggregate amount of Class B Investor Charge-Offs for
                        the related Monthly Period                                                                       $0.00

                 (d)    The aggregate amount of Class B Investor Charge-Offs
                        set forth in 5 (c) above per $1,000 of  original
                        certificate principal amount                                                                     $0.00

                 (e)    The aggregate amount of Collateral Charge-Offs for the
                        related Monthly Period                                                                           $0.00

                 (f)    The aggregate amount of Collateral Charge-Offs set forth
                        in 5 (e) above per $1,000 of original certificate
                        principal amount                                                                                 $0.00

                 (g)    The aggregate amount of Class A Investor Charge-Offs
                        reimbursed on the Transfer Date immediately
                        preceding this Distribution Date                                                                 $0.00

                 (h)    The aggregate amount of Class A Investor Charge-Offs set
                        forth in 5 (g) above per $1,000 original certificate
                        principal amount reimbursed on the Transfer Date
                        immediately preceding this Distribution Date                                                     $0.00

                 (i)    The aggregate amount of Class B Investor Charge-Offs
                        reimbursed on the Transfer Date immediately
                        preceding this Distribution Date                                                                 $0.00
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                         Certificateholders' statement

                 (j)    The aggregate amount of Class B Investor Charge-Offs set
                        forth in 5 (i) above per $1,000 original certificate
                        principal amount reimbursed on the Transfer Date
                        immediately preceding this Distribution Date                                                     $0.00

                 (k)    The aggregate amount of Collateral Charge-Offs
                        reimbursed on the Transfer Date immediately
                        preceding this Distribution Date                                                                 $0.00

                 (l)    The aggregate amount of Collateral Charge-Offs set forth
                        in 5(k) above per $1,000 original certificate principal
                        amount reimbursed on the Transfer Date immediately preceding
                        Distribution Date                                                                                $0.00

          6.     Investor Servicing Fee
                 -----------------------

                 (a)    The amount of the Class A Servicing Fee payable by the
                        Trust to the Servicer for the related Monthly Period                                       $371,875.00

                 (b)    The amount of the Class B Servicing Fee payable by the
                        Trust to the Servicer for the related Monthly Period                                        $21,875.00

                 (c)    The amount of the Collateral Interest Servicing Fee
                        payable by the Trust to the Servicer for  the related
                        Monthly Period                                                                              $22,916.67

          7.     Reallocations
                 -------------

                 (a)    The amount of Reallocated Collateral Principal
                        Collections with respect to this Distribution Date                                               $0.00
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                         Certificateholders' statement
                 (b)    The amount of Reallocated Class B Principal Collections
                        with respect to this Distribution Date                                                           $0.00


                 (c)    The Collateral Interest as of the close of business on
                        this Distribution Date                                                                  $27,500,000.00

                 (d)    The Class B Investor Interest as of the close of
                        business on this Distribution Date                                                      $26,250,000.00

          8.     Collection of Finance Charge Receivables
                  ----------------------------------------

                 (a)    The aggregate amount of Collections of Finance Charge
                        Receivables processed during the related Monthly Period
                        which were allocated in respect of the Class A Certificate                               $5,917,361.94

                 (b)    The aggregate amount of Collections of Finance Charge
                        Receivables processed during the related Monthly Period
                        which were allocated in respect of the Class B Certificates                                $348,080.11

                 (c)    The aggregate amount of Collections of Finance Charge
                        Receivables processed during the related Monthly Period
                        which were allocated in respect of the Collateral Interest                                 $364,655.36

          9.     Principal Funding Amount
                 ------------------------

                 (a)    The principal amount on deposit in the Principal
                        Funding Account on the related Transfer Date                                                     $0.00
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                         Certificateholders' statement


                 (b)    The Accumulation Shortfallwith respect to the related
                        Monthly Period                                                                                   $0.00

                 (c)    The Principal Funding Investment Proceeds deposited
                        in the Finance Charge Account on the related Transfer Date                                       $0.00

                 (d)    The amount of all or the portion of the Reserve Draw
                        Amount deposited in the Finance Charge Account on the
                        related Transfer Date from the Reserve Account                                                   $0.00

          10.    Reserve Draw Amount                                                                                     $0.00
                 --------------------

          11.    Cash Collateral Account
                 ------------------------

                 (a)    The principal amount on deposit in the Cash Collateral
                        Account on the related Transfer Date (before giving
                        effect to any deposits or withdrawals                                                   $10,000,000.00

                 (b)    The Required Draw Amount on the related Transfer Date                                            $0.00

                 (c)    The principal amount on deposit in the Cash Collateral
                        Account on the related Transfer Date (after giving
                        effect to any deposits or withdrawals)                                                  $10,000,000.00

                 (d)    The Required Cash Collateral Amount (after giving effect
                        to any deposits, withdrawals, or payments)                                              $10,000,000.00
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                         Certificateholders' statement

          12.    Available Funds
                 ----------------

                 (a)    The amount of Class A Available Funds on deposit
                        in the Finance Charge Account on the related Transfer Date                               $5,917,361.94

                 (b)    The amount of Class B Available Funds on deposit in the
                        Finance Charge Account on the related Transfer Date                                        $348,080.11

                 (c)    The amount of Collateral Available Funds on deposit in
                        the Finance Charge Account on the related Transfer Date                                    $364,655.36

          13.    Portfolio Yield
                 ----------------

                 (a)    The portfolio yield for the related Monthly Period                                             12.0668%

                 (b)    The Portfolio Adjusted Yield for the related Monthly Period                                     3.8890%

F.        Floating Rate Determinations
          ----------------------------

          1.     LIBOR for the interest Period ending on this Distribution Date                                        5.27781%
                 11/16/98 - 12/15/98
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          THE FIRST NATIONAL BANK
          OF ATLANTA
          SERVICER
                                                By:______________________
                                                   Name:  Cecile K. Bazaz
                                                   Title:  Senior Vice President


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